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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A of LIN TV Corp. for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary R. Chapman, Chief Executive Officer of the Company, William A. Cunningham, Vice President and Controller, Deborah R. Jacobson, Vice President of Corporate Development and Treasurer, and Peter E. Maloney, Vice President of Finance, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2003                          /s/ Gary R. Chapman
                                            --------------------------------
                                            Gary R. Chapman
                                            Chief Executive Officer

Dated: May 5, 2003                          /s/ William A. Cunningham
                                            -------------------------
                                            William A. Cunningham
                                            Vice President and Controller

Dated: May 5, 2003                          /s/ Deborah R. Jacobson
                                            ------------------------
                                            Deborah R. Jacobson
                                            Vice President of Corporate
                                            Development and Treasurer

Dated: May 5, 2003                          /s/ Peter E. Maloney
                                            --------------------------------
                                            Peter E. Maloney
                                            Vice President of Finance